UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 4, 2015

BLACKPOLL FLEET INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL		33154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 905-6006

(Former name or former address, if changed since last report): Basta Holdings, Corp.

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets
Item 3.02	Unregistered Sales of Equity Securities

On August 4, 2015, Blackpoll Fleet International, Inc. (the “Company”) entered into an asset purchase agreement (the “Agreement”) with Alpha Investment and Lending Corp. (“Alpha”). Pursuant to the Agreement, the Company acquired from Alpha a Mil MI-8 medium utility helicopter (the “Aircraft”) in exchange for the issuance of 2,317,143 restricted common shares of the Company to Alpha, which the Company and Alpha agreed have a value of $1,622,000. Alpha also executed and delivered to the Company a Bill of Sale (the “Bill of Sale and with the Agreement, the “Agreements”) conveying the Aircraft to the Company.

The foregoing description of the terms of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreements, which are filed herewith as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, between Blackpoll Fleet International, Inc. and Alpha Investment and Lending Corp., dated August 4, 2015

10.2	Bill of Sale by Alpha Investment and Lending Corp., dated August 4, 2015

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKPOLL FLEET INTERNATIONAL, INC.

Date: August 7, 2015	By:	/s/ JACOB GITMAN
Jacob Gitman
Chief Executive Officer